SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LMP Capital and Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LMP CAPITAL AND INCOME FUND INC.

55 Water Street, New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 16, 2009

To the Stockholders:

The Annual Meeting of Stockholders of LMP Capital and Income Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, February 27, 2009 at 2:30 p.m., New York time, for the following purposes:

1. A proposal to elect three Class I Directors to the Fund's Board of Directors; and

2. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 29, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

January 16, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

LMP CAPITAL AND INCOME FUND INC.

55 Water Street, New York, New York 10041

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of LMP Capital and Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, February 27, 2009 at 2:30 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

This Proxy Statement and the accompanying materials are being made available to stockholders on or about January 16, 2009.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is the Fund's investment adviser and administrator. Pursuant to a sub-advisory agreement with LMPFA, Western Asset Management Company ("Western Asset") is the Fund's sub-investment advisor. Both LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the Notice of Internet Availability of Proxy Materials or on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee in Proposal 1. In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on December 29, 2008 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 29,964,105.590 shares of Common Stock, par value $0.001 per share, the only authorized class of stock, of which 29,777,969 or 99.38% were held in accounts, but not beneficially owned, by Cede & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 55 Water Street, New York, New York 10041 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1.

Required Vote

• Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Proposal No. 1: Election of Directors

In accordance with the Fund's Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class I have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2012 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class II and Class III Directors expire at the year 2010 and 2011 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) "FOR" the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees is set forth on the following page.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class I Directors until the 2012 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. LLC ("Legg Mason") 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	Retired; formerly, Associate General Counsel, Pfizer, Inc.	23	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University; Professor of Italian and French languages, Drew University (since 1984)	23	None

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class II Directors serving until 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS:

Leslie H. Gelb c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2003	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	23	Director of two registered investment companies advised by Blackstone Asia Advisors LLC ("Blackstone Advisors")

William R. Hutchinson c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Nominating and Audit	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting), formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Director of Associated Banc-Corp.

INTERESTED DIRECTOR:

R. Jay Gerken, CFA* Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director	Since 2003	Managing Director of Legg Mason, Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC ("SBFM") and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Chairman of the Board, Trustee and Director of 163 funds associated with the Investment Manager or its affiliates.	148	Formerly, Trustee, Consulting Group Capital Markets Fund (2002-2006)

*  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of LMPFA and certain of its affiliates.

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class III Directors serving until 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS:

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2003	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	23	None

Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	23	Director of two registered investment companies advised by Blackstone Advisors

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(2) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS

Carol L. Colman	A	E

Daniel P. Cronin	D	E

Paolo M. Cucchi	C	C

Leslie H. Gelb	A	A

William R. Hutchinson	E	E

Dr. Riordan Roett	A	C

Jeswald W. Salacuse	C	C

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  The term, "Family of Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At December 29, 2008, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common Stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2007.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended October 31, 2008 and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2008 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 10/31/08	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07
Directorships(2)
Carol L. Colman	$16,908	$326,113
Daniel P. Cronin	15,837	192,450
Paolo M. Cucchi	15,837	174,250
Leslie H. Gelb	16,494	178,250
Willian R. Hutchinson	17,536	368,240
Dr. Riordan Roett	16,494	180,250
Jeswald W. Salacuse	19,793	187,250

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  Each Director currently holds 23 investment company directorships.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended October 31, 2008, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2008 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

Audit Committee

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met five times during the fiscal year ended October 31, 2008. The Fund's Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which was filed as Annex A to the Fund's proxy statement dated January 25, 2007.

Nominating Committee

The Fund's Corporate Governance and Nominating Committee (the "Nominating Committee"), the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2008. The Fund's Board of Directors adopted a Corporate Governance and Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to the Fund's proxy statement dated January 25, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002-2004)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Albert Laskaj Legg Mason, 55 Water Street, New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Steven Frank Legg Mason, 55 Water Street, New York, NY 10041 Birth Year: 1967	Controller	Since 2007	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Robert I. Frenkel Legg Mason 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934, as amended (the "1934 Act") and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of those forms furnished to the Fund, the Fund believes that, for the fiscal year ended October 31, 2008, all relevant persons have complied with applicable filing requirements, with the exception of one Form 4 submission relating to transactions in the Fund's shares by each of Jeswald W. Salacuse and Robert Gendelman, which were inadvertently not filed in a timely manner and have since been filed.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on December 22, 2008, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2008.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

December 22, 2008

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Board of Directors, including the Directors who are not "interested" persons unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ended October 31, 2007 and October 31, 2008 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $56,500 and $59,000, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2007 and October 31, 2008 were $13,500 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended October 31, 2007 and October 31, 2008 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended October 31, 2007 and October 31, 2008 were $5,150 and $2,650, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended October 31, 2007 and October 31, 2008 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended October 31, 2007 and October 31, 2008.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended October 31, 2007 and October 31, 2008.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the fiscal years ended October 31, 2007 and October 31, 2008; Tax Fees were 100% and 100% for the fiscal years ended October 31, 2007 and October 31, 2008; and for Other Fees paid were 100% and 100% for the fiscal years ended October 31, 2007 and October 31, 2008.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended October 31, 2007 and 2008 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2010 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 18, 2009. Any stockholder who desires to bring a proposal at the 2010 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 7th Floor, Stamford, CT 06902) during the period from November 29, 2009 to December 29, 2009. However, if the Fund's 2010 Annual Meeting of Stockholders is held earlier than January 28, 2010 or later than April 28, 2010, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2010 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2010 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2010 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

LMP Capital and Income Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 7th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $15,000.00. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

January 16, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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0 14475 LMP CAPITAL AND INCOME FUND INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of LMP Capital and Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on February 27, 2009, at 2:30 p.m., Eastern Standard Time and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement (if it was requested to be delivered) and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director. Please refer to the proxy statement for a discussion of the Proposals. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF LMP CAPITAL AND INCOME FUND INC. February 27, 2009 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends a vote “FOR” the following proposal: 1. Election of Directors: Class I to serve until the 2012 Annual Meeting of Stockholders. O Carol L. Colman O Daniel P. Cronin O Paolo M. Cucchi 2. Any other business that may properly come before the Meeting. The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting. Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20300000000000001000 4 022709 Please check the box to the right if you will be attending the Meeting.

LMP CAPITAL AND INCOME FUND INC.	Shareholder Meeting to be held on 2/27/09

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BROADRIDGE FINANCIAL SOLUTIONS, INC.	To facilitate timely delivery please make the request as instructed below on or before 2/17/09.
1981 MARCUS AVE. LAKE SUCCESS, NY 11042 USA
HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

BROADRIDGE	HOW TO REQUEST A COPY OF MATERIALS
FINANCIAL SOLUTIONS, INC.	1) BY INTERNET	- www.proxyvote.com
ATTENTION:	2) BY TELEPHONE	- 1-800-579-1639
TEST PRINT	3) BY E-MAIL*	- sendmaterial@proxyvote.com
51 MERCEDES WAY
EDGEWOOD, NY 11717	*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote		1 OF	4

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	02/27/09

Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Meeting Time:	2:30 p.m., Eastern Time
For holders as of:	12/29/08
Meeting Location:
Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote FOR Proposal 1.
1. A proposal to elect three Class I
Directors to the Fund’s Board of
Directors.

Nominees: 01) Carol L. Colman 02) Daniel P. Cronin 03) Paolo M. Cucchi

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

0000 0000 0110

BROADRIDGE	*****ACCOUNT
FINANCIAL SOLUTIONS, INC.	23,456,789,012.00000
ATTENTION:	GS2 50208A102
TEST PRINT	P71108-01S
51 MERCEDES WAY	1
EDGEWOOD, NY	2
11717	3 OF 4

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Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

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